SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 12  - SUBSEQUENT EVENTS:

a.	In April and May, 2026, the Company issued and sold 176,811 ordinary shares for $1,085 net of transaction costs under the Sales Agreement for the Company’s ATM facility (see Note 6).

b.	Approvals by extraordinary general meeting

On April 28, 2026, the Company initially held, and on May 5, 2026, the Company reconvened, an extraordinary general meeting at which the Company’s shareholders approved, via an ordinary resolution, each of the following three proposals:

(i)
An increase in the authorized share capital of the Company by 5,000,000 ordinary shares, from $121.5 divided into 900,000 ordinary shares of a par value of $0.135 each, to $796.5 divided into 5,900,000 ordinary shares of a par value of $0.135 each;

(ii)
An amendment to the Silexion Therapeutics Corp 2024 Equity Incentive Plan, effective as of January 1, 2026, to increase the number of ordinary shares added annually on January 1st under the “evergreen” provision of the plan from (x) 5% of the Company’s issued and outstanding ordinary shares, to (y) such number of ordinary shares as yields a pool of ordinary shares reserved under all equity incentive plans of the Company that constitutes, in the aggregate, 10% of the issued and outstanding ordinary shares on a fully diluted basis; and

(iii)
A proposal to allow the Company’s board of directors to effect a reverse share split of the Company’s ordinary shares at a ratio of 1-for-10 (subject to downwards adjustment if necessary to ensure the Company’s compliance with the Nasdaq Listing Rule requiring 500,000 publicly-held shares upon the effectiveness of the reverse share split).

Upon receipt of the foregoing approval of the increase in authorized share capital, the Company filed an effective amendment to its memorandum of association with the Registrar of Companies of the Cayman Islands on May 5, 2026, at which time that increase became effective.

c.	Reverse share split

On May 5, 2026, the Company’s Board of Directors, followed by the Company’s shareholders (pursuant to Proposal 3 at the Company’s reconvened extraordinary general meeting, as described in paragraph (b) of this Note 12), approved a 1-for-10 reverse share split of the Company’s ordinary shares, (the “Reverse Share Split”). As a result of the Reverse Share Split, all issued and outstanding, and all authorized but unissued, ordinary shares, par value $0.0135, of the Company, will be consolidated on a 1-for-10 basis, into a lesser number of ordinary shares, par value $0.135 per share, of the Company. The Reverse Share Split became effective on May 29, 2026.

d.	Warrant Exercise Inducement Transaction

On May 15, 2026, the Company entered into an inducement offer letter agreement (the “May 2026 Inducement Offer”) with holders of 199,510 of the Company’s existing ordinary warrants, of which (i) 102,250 were Series A warrants that had been issued in the Company’s public offering completed in September 2025 and had a five-year exercise term and an exercise price of $40.0 per underlying ordinary share, (ii) 77,875 were Series B Warrants  that had been issued in that September 2025 public offering and had a one-year exercise term and an exercise price of $40.0 per underlying ordinary share, and (iii) 19,385 warrants had been issued in the Company’s prior warrant inducement transaction completed on August 1, 2025 and had a 24-month exercise term and an exercise price of $113.2 per underlying ordinary share.

The closing under the May 2026 Inducement Offer occurred on May 15, 2026, when those holders exercised those warrants for cash and purchased 199,510 ordinary shares at a reduced cash exercise price of $5.0 per share. The Company received aggregate gross proceeds of approximately $1.0 million from the exercise of the existing ordinary warrants by the holders, net of placement agent fees and other offering expenses of $0.2 million.

As consideration for the holders’ agreement to exercise, the Company issued to them new ordinary warrants to purchase up to an aggregate of 399,020 ordinary shares at an exercise price of $5.0 per share (the “May 2026 Ordinary Warrants”), of which 204,500 (Series C) warrants are exercisable for a five-year period, and 194,520 (Series D) warrants are exercisable for a twenty-four (24) month period, in each case beginning with the later of (x) the date of shareholder approval of the warrant exercise transaction, and (y) the 24-month anniversary of the effective date of the resale registration statement under which the Company is required to register the resale of the ordinary shares underlying those warrants and the placement agent warrants (as referenced below).

Pursuant to the May 2026 Inducement Offer transaction, the Company also issued to the placement agent warrants to purchase up to 13,966 ordinary shares, which have the same terms as the May 2026 Ordinary Warrants that are exercisable for a twenty-four (24) month period, except that the placement agent warrants have an exercise price equal to $6.25 per share. Upon exercise for cash of any May 2026 Ordinary Warrants, in certain circumstances, the placement agent will receive from the Company a cash fee of 8.0% of the aggregate gross exercise price, as well as additional placement agent warrants exercisable for 7.0% of the number of ordinary shares issuable upon the exercise of those May 2026 Ordinary Warrants.

e.	Conversion of amounts under related party promissory note

In connection with the May 2026 warrant exercise inducement transaction, the Company converted $299 of the principal amount under the Related Party Promissory Note into 59,853 ordinary shares, which it issued to the Sponsor, at the same price per share $5.0 - at which the warrants were exercised in the May 2026 Inducement Offer.

In connection with the sale of 108,826 ordinary shares to investors under the ATM facility on May 2026 at an average price per share of $3.2, the Company converted $105 of the principal amount under the Related Party Promissory Note into 32,648 ordinary shares, which it issued to the Sponsor at the same price of $3.2 per share as in that transaction.

Following the foregoing conversions under the Related Party Promissory Note, the balance under that note stood at $1,229 as of the date of these financial statements.

f.	Dissolution of Moringa subsidiary

In April 2026, the Company initiated filings in the Cayman Islands for the dissolution of its inactive subsidiary, Moringa, which had served as the SPAC with which the Company had combined pursuant to the Transactions under the A&R BCA. The Company expects the dissolution to be complete as of June 30, 2026.